Exhibit 10.15.11

                                                                         Page  1


This Amendment #6 to the Launch Services Agreement 95.5.933 is entered into between:

ARIANESPACE S.A., a company incorporated under the laws of France and having a principal office at Boulevard de l'Europe, 91006, EVRY, France (hereinafter referred to as "Arianespace")


AND


PanAmSat Corporation, a company organized under the laws of the State of Delaware with principal offices at One Pickwick Plaza, Greenwich, Connecticut, USA (hereinafter referred to as "PanAmSat Corporation" or under this Amendment, "Customer")

and

PanAmSat International Systems, Inc. (referred to as PanAmSat International in previous amendments), a company organized under the laws of the State of Delaware with principal offices at One Pickwick Plaza, Greenwich, Connecticut, USA (hereinafter referred to as "PanAmSat International" or under this Amendment, "Customer").


Reference is made to the Launch Services Agreement 95.5.933 executed between PanAmSat Corporation and Arianespace on December 20, 1995 for the Launch of up to four PanAmSat Satellites as amended (said agreement being hereinafter referred to as the "Agreement").

The Parties hereby agree to amend the Agreement in order to modify certain terms applicable to Firm Launch #6 (which should nominally be PAS 10 and is for the benefit of PanAmSat Corporation) in the manner set forth hereafter:


ARTICLE 1

Paragraph B iii) of Article 1 of Amendment #5 to the Agreement is hereby replaced by the following:

iii) for Firm Launch #6:

a) Price:

The price shall be [ ********************************************************
********* ] for a mass of 3475 kg (lift off mass for standard GTO orbit on a dedicated Ariane 4. [ ******************************************************** ]


[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

                     Confidential - Arianespace Proprietary

b) Mass / Launch Vehicle

The provisions of Paragraph I B) ii) b) of Amendment #5 to the Agreement shall also apply to Firm Launch #6 except that for the purpose of sub-paragraph x) and
 xx), Customer's rights are extended until the later of seven (7) days after the relevant Confirmation Date as defined hereafter, or the date(s) as otherwise determined thereunder.


c) Payment Plan:

The Launch Services Price for Firm Launch #6 shall be paid by the Customer a follows:

Plan A

Date               Percentage of Launch Services Price

[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]

At the date hereof and in the absence of any election by Customer under Article 2, Plan A shall apply


or


Plan B

Date               Percentage of Launch Services Price

[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]


or


[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

                     Confidential - Arianespace Proprietary

                                                                          Page 3
Plan C

Date              Percentage of Launch Services Price

[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]
[ ******************************************************** ]


ARTICLE 2

In addition to the provisions of Article 11 of the Agreement, Customer shall have the right to reschedule Firm Launch #6 as follows:

i) Customer shall have the option, to be exercised in writing no later than 1 September 1999, to

         x) Confirm the initial Launch Period of Firm Launch #6 as set forth under Article 1 of this Amendment #6 ("Launch Period A"). If Customer so confirms, Payment Plan A defined hereabove shall apply; or

         xx) Consult with Arianespace in order to defer Firm Launch #6 to a Launch Period from 1 April 2000 up to and including 30 June 2000 ("Launch Period B") subject to the availability of Launch Opportunities during this time period. If Customer selects the option in this paragraph xx), Payment Plan B defined hereabove shall apply. If no Launch Opportunity is available during this Launch Period or if Customer so elects, the Launch Period shall be as set forth under sub-paragraph ii) xx). AND


ii) If Customer has selected option xx) hereabove, Customer shall have the further additional option defined hereafter to be exercised in writing no later than 1 November 1999, to:

         x) Confirm the Launch Period B determined under Paragraph i)xx) hereabove. If Customer so confirms, Payment Plan B defined hereabove shall apply; or

         xx) Reschedule Firm Launch #6 to a Launch Period from 1 July 2000 up to and including 30 September 2000 ("Launch Period C"). If Customer selects the option in this paragraph Payment Plan C defined hereabove shall apply. AND


iii) For the purpose of this Article, the following provisions shall apply:


[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

                     Confidential - Arianespace Proprietary

         x) The date at which Customer confirms its election under subparagraphs
         i) and/or ii) shall constitute the applicable "Confirmation Date" and the Launch Slot of Firm Launch #6 and the identity of the Satellite shall, notwithstanding the provisions of the first sentence of Paragraph 5.3 and Paragraph 6.2 of the Agreement be determined no later than the later of 7 (seven) days after the latest Confirmation Date, or the date(s) as otherwise determined thereunder.

         xx) Should Customer fail to notify to Arianespace its election under the applicable provision hereabove, the Launch Period of Firm Launch #6 shall not be modified.

         xxx) The Parties agree to consult regularly in order to discuss the availability of Launch Opportunities for the Launch Period from July 1st - September 30th 2000.

         xxxx) For the purpose of the Agreement, rescheduling of Firm Launch #6 under the provisions of this Article shall not be considered a postponement by either Party under Article 11 and, unless Customer confirms Launch Period A under Paragraph i) of Article 2 above, the "initial Launch Period" shall be deemed 1 April 2000 up to and including 30 June 2000. AND

         xxxxx) It is understood that PanAmSat has three other Launches now scheduled with Arianespace from November 1999 through March 2000, and that if any of these Launches are materially delayed beyond what has now been disclosed, such delays could prevent Arianespace from launching Firm Launch #6 within the first quarter of 2000, which Launch (if not otherwise postponed hereunder) would then be moved to the second quarter of 2000 without being considered a postponement by either party under Article 11.



[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

                     Confidential - Arianespace Proprietary

ARTICLE 3

This Amendment #6 constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6.





Executed this 4th day of June 1999



For ARIANESPACE                             For PanAmSat Corporation

By: s\J.M. Luton                            By: s\James W. Cuminale

Title:  President-Directeur General         Title:  Executive V.P. and General
                                                    Counsel







For PanAmSat International Systems, Inc.

By: s\James W. Cuminale

Title: Executive V.P. and General Counsel


[ *** ] Filed separately with the Commission pursuant to a request for confidential treatment.

                     Confidential - Arianespace Proprietary